Exhibit 99.1

Investor Presentation – October 2024 Copyright Quest Patent Research Corporation ©

Safe harbor 2 CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation and other written or oral statements made from time to time by representatives of Quest Patent Research Corporation contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. You can identify them by the fact that they do not relate strictly t o historical or current facts. These statements are likely to address our growth strategy, financial results and development programs. You must carefully consider any such statements and should understand that many factors could cause actual results to differ from our forward - looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially. These risks and uncertainties, many of which are beyond our control, include, and are not limited to:  Our ability to generate revenue from our intellectual property rights, including our ability to license our intellectual prop ert y rights and our ability to be successful in any litigation which we may commence in order to seek to monetize our intellectual property rights;  Our ability or perceived ability to obtain necessary financing for operations and for the monetization of our intellectual property rights;  Our ability to remain current with respect to our obligations under patent purchase agreements, the failure of which could result in a default under our agreement with our financing sources or, even if the failure does not result in a default, it m ay affect the willingness of our financing source to make advances to us under the funding agreement;  Our ability to develop, implement and maintain effective disclosure controls and internal controls over financial reporting;

Safe harbor 3 CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS  Our ability to generate sufficient proceeds from our intellectual property rights to enable us to realize any cash flow after payments to our funding sources as well as payment obligations to sellers of intellectual property rights that we acquire;  Our ability to identify intellectual property for innovative technologies for which there is a significant potential market which a financing source is willing to fund the acquisition of the intellectual property and our ability to negotiate terms f or the acquisition such intellectual property on terms which a financing source is willing to fund;  Our ability or perceived ability to obtain necessary financing for operations;  The effect of any adverse decision in any action which one of our subsidiaries may commence, including the award of legal fees in favor of a defendant, which may result in the bankruptcy of the subsidiary;  The effects on our business, financial conditions and ownership of proprietary rights in the event of any default under our financing or other agreements  The effect of legislation and court decisions on our ability to generate revenue from patent and other intellectual property rights as well as the market ’ s perception of the effects of such legislation or court decisions on our business;  Our ability to reduce the cost of litigation through contingent fees with counsel;  The results or anticipated results of litigation by or against us, including any actions or motions by defendants seeking leg al fees or any other recovery from us in the event that a court decision is against us or otherwise does not uphold our intellectual property rights;

Safe harbor 4 CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS  The results or anticipated results of litigation by or against us, including any actions or motions by defendants seeking leg al fees or any other recovery from us in the event that a court decision is against us or otherwise does not uphold our intellectual property rights;  The effects on us in the event that any party against which we commence litigation obtains a judgement against one of our subsidiaries and seeks to foreclose on the intellectual property owned by the subsidiary which may result in a default under our agreements with our financing sources.  Events or conditions relating to the enforcement of intellectual property rights generally;  The development of a market for our common stock;  Our ability to retain our key executive officers and identify, hire and retain additional key employees;  Any decline in our stock price which results in our common stock no longer being traded on the OTCQB which could result in a default under our funding agreements;  The market ’ s perception as to our ability to continue to make our filings with the SEC in a timely manner and for our stock to continue to be traded on the OTCQB;  Actions by third parties to either sell or purchase stock in quantities which would have a significant effect on our stock price, including the sale or the market ’ s perception of the possible sale by financing sources and former financing sources of shares of common stock which we have registered pursuant to the Securities Act and any damages we may be required to pay in the event that we do not keep such registration statement current and effective without their ability to sell pursuant to Rule 144 or our ability to continue to have our stock traded on the OTCQB;  Other matters not within our control.

Safe harbor 5 CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS In addition, factors that could cause or contribute to such differences include, but are not limited to, those discussed in t his prospectus, and in particular, the risks discussed under “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10 - K for the year ended December 31, 2023 and Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Post - Effective Registration Statement No. 5 to Form S - 1, File No. 333.256197, which was filed with the SEC on May 31, 2024 as well as those discussed in other documents we file with the SEC. We undertake no obligation to revise or publicly release the results of an y revision to these forward - looking statements, except as required by law. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward - looking statements.

Quest - Overview Overview • Intellectual property (IP) asset management company – Incorporated in DE in 1987 – Began IP asset management operations in 2007 – Today the firm has grown its assets to 250+ patents across 22 portfolios – 9 active • $25M dedicated capital facility for IP monetization approved by funding source • Revenue realized through funding structured licensing and litigation programs; – 2 pending patent infringement litigations Equity Snapshot – 10/29/2024 OTCQB: QPRC Exchange/Ticker: 5,331,973 Common Shares: $720,000 Market Cap: 2,902,159 (54%) Public Float: $0.14 Share Price: $0.11 - $1.04 52 week range 2,680 Avg. Daily Vol. (3 Month) 6

PATENTS • Limited Duration government sanctioned monopoly • 20 year right to exclude others from the manufacture, use or sale INFRINGEMENT ENFORCEMENT • Infringement commonplace because patent owners face significant obstacle to enforcing their rights – primarily cost of and access to legal resources • Becomes an actuarial exercise: risk adjusted cost to defend • Patent owner entitled to a reasonable royalty – however often requires legal action • Enforcement is costly, complex and requires skills and resources not readily accessible • 27 ways to lose a patent infringement lawsuit, does not include post grant review 7 Patent Monetization Overview Post - grant Review Discovery/ Motions Claim Construction Trial Appeal

8 Patent Monetization Overview - Patents In 2023, approximately 350,000 patents granted and over 3,000 patent infringement suits filed. • Roughly 90% of patent suits settle before claim construction. • Of the 300 or so remaining, two thirds never go to trial • RESULT: 95 - 97% of all patent infringement litigation settles before trial Source: Lex Machina Patent Litigation Report 2023

Business Model 9 THESIS • We intend to develop our business by acquiring intellectual property rights, either in the form of ownership of or an exclusive license to the underlying intellectual property. • Our goal is to enter into agreements with owners of innovative intellectual property for which there may be a significant market for products which use or incorporate the intellectual property. • We seek to purchase all of, or interests in, intellectual property in exchange for cash, securities of our company, the formation or a joint venture or separate subsidiary in which the owner has an equity interest, and/or interests in the monetization of those assets. • Our revenue from this aspect of our business can be generated through licensing and, when necessary, which is typically the case, litigation. • We engage in due diligence and a principled risk underwriting process to evaluate the merits and potential value of any acquisition, partnership or joint venture. • We seek to structure the terms of our acquisitions in a manner that will achieve the highest risk - adjusted returns possible, in the context of our financial condition.

Business Model 10 THESIS • In connection with the acquisition of intellectual property portfolios, we have granted the party providing the financing an interest in any recovery we have with respect to the intellectual property purchased with the financing • we expect that we will have to continue to grant such interests until and unless we have generated sufficient cash from licensing our intellectual property to enable us to acquire additional intellectual property portfolios without outside financing. • However, we cannot assure you that we will ever generate sufficient revenues to enable us to purchase additional intellectual property without third - party financing. • It has been necessary for us to commence litigation in order to obtain a recovery for past infringement of, or to license the use of, our intellectual property rights. • Intellectual property litigation is very expensive, with no certainty of any recovery.

Business Model 11 THESIS • To the extent possible we seek to engage counsel on a contingent fee or partial contingent fee basis, which significantly reduces our litigation cost, but which also reduces the value of the recovery to us. • We do not have the resources to enable us to fund the cost of litigation. • To the extent that we cannot secure counsel on a contingent basis and cannot fund litigation ourselves, which, considering our financial position, is likely to be the case, we may enter into an agreement with a third - party to finance the cost of litigation. • In view of our limited cash and our working capital deficiency, we are not able to institute any monetization program that may require litigation unless we engage counsel on a fully contingent basis, or we obtain funding from third - party funding sources. • In these cases, counsel may be afforded a greater participation in the recovery and the third - party that funds the litigation would be entitled to participate in any recovery which again reduces the value of the recovery to us..

Quest – Recent Performance Results of Operations for 6ME 6/30/24 and YE 12/21/23 12 Revenue EPS (B&D) Net Income (Loss) Period $1.9M ($0.16) ($.88M) 6ME June 30, 2024 $13.2M $0.68 $2.3M YE December 31, 2023 For the 6 months ended June 20, 2024, the Company generated a net loss of approximately $880,000, or $0.16 per share (basic and diluted), on revenues of approximately $1.9 million as compared to a loss of approximately $2.1 million on revenues of $0.2 million for the six months ended June 30, 2023. For the year ended December 31, 2023, the Company generated net income of approximately $2.3 million, or $0.43 per share (basic and diluted), on revenues of approximately $13.2 million as compared to a loss of approximately $0.8 million on revenues of $0.5 million for the year ended December 31, 2022. Revenues for the years and the six month periods is generated from the settlement of patent infringement litigation and we anticipate that our revenue will continue to be generated by the settlement of patent infringement litigation. As a result, the results of our operations are dependent on our ability to prevail in such litigation. The Company's balance sheet, statement of operations and statements of cash flows for the relevant periods are included as exhibits to this presentation.

Quest – Recent Performance 13

HARBOR ISLAND DYNAMIC LLC PORTFOLIO 7 U.S. Patents PATENTS • patents acquired March 2023 from Tower for a purchase price of $3,300,000 pursuant to which the Company retains an amount equal to the purchase price plus a negotiated return and any fees out of net proceeds, as defined in the agreement, after which Tower in entitled to a percentage of further netproceeds realized, if any. • Technology relates generally to the field of fabrication of semiconductor structures and circuits SUMMARY • 2 cases pending in EDTX vs Samsung and NXP PROGRAM SUMMARY ACTVE PROGRAMS

MULTIMODAL MEDIA LLC PORTFOLIO 16 issued patents, 1 pending patent application PATENTS • patents acquired in October 2021 from Awaaz Inc. (“AI”) for a purchase price of $550,000 pursuant to which the Company retains an amount equal to the purchase price plus any fees incurred out of net proceeds, as defined in the agreement, after which AI is entitled to a percentage of further net proceeds realized, if any. • Technology generally relate to systems and methods of recording and sending interactive messages and voice messages using mobile devices, as well as completing a communication after an incomplete call SUMMARY Complaints filed in the Federal District Court for the Eastern District of Texas vs Samsung, TCL, OPPO and ZTE. OPPO and ZTE were resolved in 2023; Samsung and TCL were resolved in Q3 2024. PROGRAM SUMMARY RECENT PROGRAMS

PORTFOLIO	TAASERA LICENSING LLC
PATENTS	29 U.S. Patents; 2 Foreign Patents
SUMMARY	The Patents relate generally to network security
HISTORY	7 assets acquired from Taasera Inc. for $250,000 22 assets acquired from Daedalus Blue LLC. Original assignees of the patents acquired from DBL include International Business Machines Corporation, Internet Security Systems, Inc. and Fiberlink Communications Corporation ("Fiberlink") in exchange for a portion of proceeds.
PROGRAM SUMMARY	Multiple suits in the U.S. District for the Eastern District of Texas against Trend Micro Incorporated, Checkpoint Software Technologies Ltd., Palo Alto Networks, Inc., Fortinet, Inc., Crowdstrike, Inc. et.al., Musarubra US, LLC, and Sonicwall, Inc. The actions against Trend Micro Incorporated, Checkpoint Software Technologies Ltd, Palo Alto Networks, Inc. and Crowdstrike, Inc. were resolved in 2023 and our revenue for the year ended December 31, 2023 includes revenue from the related settlements. The cases against Fortinet and Musaruba were dismissed in the first quarter of 2024. The case against Sonicwall was dismissed in the second quarter of 2024.

RECENT PROGRAMS

TAASERA CASES

Case	Case Filing Date	Case Terminated
Taasera Licensing LLC v. Trend Micro Incorporated 2-21-cv-00441 (EDTX)	11/30/2021	12/13/2023
Taasera Licensing LLC v. Check Point Software Technologies Ltd. 2-22-cv-00063 (EDTX)	2/25/2022	12/13/2023
Trend Micro, Inc. v. Taasera Licensing LLC 3-22-cv-00518 (NDTX)	3/4/2022	8/5/2022
Palo Alto Networks, Inc. v. Taasera Licensing LLC et al 1-22-cv-02306 (SDNY)	3/22/2022	8/16/2022
In re: Taasera Licensing LLC, Patent Litigation 2-22-md-03042 (EDTX)	8/3/2022	Active
Trend Micro Inc v. Taasera Licensing LLC 2-22-cv-00303 (EDTX)	8/5/2022	12/14/2023
Palo Alto Networks, Inc. v. Taasera Licensing LLC et al 2-22-cv-00314 (EDTX)	8/17/2022	3/15/2023
Taasera Licensing LLC v. Fortinet, Inc. 2-22-cv-00415 (EDTX)	10/21/2022	3/7/2024
Taasera Licensing, LLC v. Musarubra US, LLC 2-22-cv-00427 (EDTX)	10/31/2022	4/18/2024
Taasera Licensing LLC v. CrowdStrike, Inc. et al 2-22-cv-00468 (EDTX)	12/8/2022	12/6/2023
Taasera Licensing LLC v. Palo Alto Networks, Inc. 2-23-cv-00113 (EDTX)	3/15/2023	12/14/2023
Taasera Licensing LLC v. Sonicwall, Inc. 4-24-cv-00749 (NDCA)	2/7/2024	Active
Taasera Licensing LLC v. Joya Systems, LLC 2-24-cv-00198 (EDTX)	3/19/2024	Active

Palo Alto Networks, Inc. v. Taasera Licensing, LLC IPR2023-00443 (PTAB)	1/10/2023	Terminated	2/12/2024
Palo Alto Networks, Inc. v. Taasera Licensing, LLC IPR2023-00573 (PTAB)	2/10/2023	Terminated	1/9/2024
Palo Alto Networks, Inc. v. Taasera Licensing, LLC IPR2023-00574 (PTAB)	2/10/2023	Terminated	1/9/2024
Palo Alto Networks, Inc. v. Taasera Licensing LLC IPR2023-00704 (PTAB)	3/10/2023	Terminated	3/7/2024
Palo Alto Networks, Inc. v. Taasera Licensing LLC IPR2023-00705 (PTAB)	3/13/2023	Terminated	2/12/2024
Palo Alto Networks, Inc. v. Taasera Licensing LLC IPR2023-00706 (PTAB)	3/13/2023	Terminated	2/12/2024
Trend Micro, Inc. v. Taasera Licensing LLC IPR2023-00798 (PTAB)	4/5/2023	Terminated	1/10/2024
Trend Micro, Inc. v. Taasera Licensing LLC IPR2023-00799 (PTAB)	4/5/2023	Terminated	12/8/2023
Trend Micro, Inc. v. Taasera Licensing LLC IPR2023-00800 (PTAB)	4/6/2023	Terminated	12/8/2023
Trend Micro, Inc. v. Taasera Licensing LLC IPR2023-00801 (PTAB)	4/6/2023	Terminated	12/8/2023
CrowdStike, Inc. v. Taasera Licensing LLC IPR2023-01464 (PTAB)	10/19/2023	Terminated	1/3/2024
CrowdStike, Inc. v. Taasera Licensing LLC IPR2023-01465 (PTAB)	10/19/2023	Terminated	1/10/2024
CrowdStike, Inc. v. Taasera Licensing LLC IPR2023-01467 (PTAB)	10/20/2023	Terminated	1/10/2024
CrowdStike, Inc. v. Taasera Licensing LLC IPR2023-01466 (PTAB)	10/20/2023	Terminated	1/10/2024
CrowdStike, Inc. v. Taasera Licensing LLC IPR2024-00027 (PTAB)	10/24/2023	Terminated	1/11/2024
CrowdStike, Inc. v. Taasera Licensing LLC IPR2023-01463 (PTAB)	10/24/2023	Terminated	1/17/2024
CrowdStike, Inc. v. Taasera Licensing LLC IPR2024-00038 (PTAB)	10/24/2023	Terminated	1/16/2024
CrowdStike, Inc. v. Taasera Licensing LLC IPR2024-00039 (PTAB)	10/24/2023	Terminated	1/16/2024
Zimperium, Inc. v. Taasera Licensing LLC IPR2024-00007 (PTAB)	10/31/2023	Terminated	4/11/2024

TAASERA IPRs

www.qprc.com Copyright Quest Patent Research Corporation ©

Exhibits 20 FINANCIAL STATEMENTS – BALANCE SHEET JUNE 30, 2024 AND DECEMBER 31, 2023

Exhibits 21 FINANCIAL STATEMENTS – STATEMENT OF OPERATIONS JUNE 30, 2024

Exhibits 22 FINANCIAL STATEMENTS – STATEMENT OF CASH FLOWS JUNE 30, 2024

Exhibits 23 FINANCIAL STATEMENTS – BALANCE SHEET DECEMBER 31, 2023 AND 2022

Exhibits 24 FINANCIAL STATEMENTS – STATEMENT OF OPERATIONS DECEMBER 31, 2023

Exhibits 25 FINANCIAL STATEMENTS – STATEMENT OF CASH FLOWS DECEMBER 31, 2023